CLYDE BAILEY P.C.
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                                                   Certified Public Accountant
                                                      10924 Vance Jackson #404
                                                      San Antonio, Texas 78230
                                                          (210) 699-1287(ofc.)
                                          (888) 699-1287  (210) 691-2911 (fax)

                                                                       Member:
                                                   American Institute of CPA's
                                                        Texas Society of CPA's



February 27, 2002


I consent to the use, of my report dated October 25, 2001, in the Form SB2, on the financial statements of Pro-Pointer Inc., dated December 31, 2000 and September 30, 2001, included herein and to the reference made to me.


/s/ Clyde Bailey
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Clyde Bailey